UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2009

POWER MEDICAL INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33770	23-3011410
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2021 Cabot Boulevard

Langhorne, Pennsylvania 19047

(Address of principal executive offices)

Registrant’s telephone number, including area code: (267) 775-8100

Former name or former address, if changed since last report: Not applicable

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.	Changes in Control of Registrant

On July 28, 2009, Power Medical Interventions, Inc., a Delaware corporation (“PMI” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United States Surgical Corporation (“Parent”), a Delaware corporation and wholly owned, indirect subsidiary of Covidien plc, an Irish company, and Covidien Delaware Corp. (“Merger Sub”), a newly formed Delaware corporation and a direct wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer (the “Offer”) on August 10, 2009 to acquire all of the outstanding shares of common stock of the Company at a purchase price of $2.08 per share in cash, without interest, less applicable withholding taxes (the “Merger Consideration”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 10, 2009 (the “Offer to Purchase”), and the related Letter of Transmittal, each as amended or supplemented from time to time.

On September 8, 2009, Covidien plc announced the completion of the Offer. The offering period of the Offer expired at 12:00 midnight, New York City time, at the end of September 4, 2009. According to Continental Stock Transfer & Trust Company, the depositary for the Offer, as of 12:01 a.m., New York City time, on September 5, 2009, a total of 15,210,583 shares of PMI common stock were validly tendered and not withdrawn in the Offer, which represented approximately 87.1% of all issued and outstanding shares of PMI common stock. Merger Sub has accepted for payment all shares of PMI common stock that were validly tendered and not withdrawn during the Offer, and payment for such shares has been or will be made promptly, in accordance with the terms of the Offer. Parent provided sufficient funds to Merger Sub to acquire all of the outstanding shares of PMI common stock.

On September 8, 2009, pursuant to the terms of the Merger Agreement, Merger Sub exercised its top-up option, provided for in Section 1.10 of the Merger Agreement, to purchase directly from the Company an additional number of shares of PMI common stock sufficient to give Merger Sub ownership of at least 90% of the then outstanding shares of PMI common stock (determined on a fully diluted basis in accordance with the terms of the Merger Agreement), when combined with the shares Merger Sub purchased in the Offer. Pursuant to the exercise of this top-up option, Merger Sub purchased directly from the Company a total of 12,951,246 newly issued shares of PMI common stock (the “Top-Up Shares”) at a price of $2.08 per share in consideration for a promissory note issued to the Company of $26,938,591.68. Such Top-Up Shares, combined with the shares purchased in the Offer, represented 90% of the outstanding PMI common stock (determined on a fully diluted basis in accordance with the terms of the Merger Agreement), which allowed Merger Sub to effect a short-form merger of Merger Sub with and into the Company under Delaware law, without the need for a meeting of the Company’s stockholders. The Top-Up Shares were offered and sold to Merger Sub in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

On September 8, 2009, Merger Sub was merged with and into the Company (the “Merger”) pursuant to the terms of the Merger Agreement, with the Company surviving as a direct wholly owned subsidiary of Parent. At the effective time of the Merger, each issued and outstanding share of PMI common stock that was not tendered pursuant to the Offer was cancelled and converted into the right to receive the Merger Consideration (other than shares of PMI common stock that are held by Parent or Merger Sub or by stockholders, if any, who properly exercise their appraisal rights under Delaware law).

At the effective time of the Merger, each issued and outstanding share of PMI common stock (other than shares held in the treasury of the Company and shares owned by the Merger Sub or Parent) was converted into the right to (i) receive from the Company the Merger Consideration, or (ii) seek appraisal of such shares under Delaware law. PMI stockholders immediately prior to the Merger ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure under Item 5.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

The disclosure under Item 5.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers

(b) Pursuant to the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company following the Merger. The new directors of the Company are Kevin G. DaSilva, John W. Kapples and Matthew J. Nicolella. Pursuant to the terms of the Merger Agreement, the executive officers of Merger Sub immediately prior to the effective time of the Merger became the executive officers of the Company following the Merger. The new executive officers of the Company are Richard J. Meelia, Charles J. Dockendorff, Richard G. Brown, Jr., Kevin G. DaSilva and John W. Kapples.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

In connection with consummation of the Merger, the Company’s certificate of incorporation was amended and restated as set forth in Annex I to the Merger Agreement. Also, upon consummation of the Merger, the by-laws of the Company were amended and restated in their entirety to be identical to the by-laws of Merger Sub as in effect immediately prior to the consummation of the Merger, except that the name of the surviving corporation set forth therein is “Power Medical Interventions, Inc.” Copies of the restated certificate of incorporation and by-laws of the Company are filed as Exhibits 3.1 and 3.2 to this report and are incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-Laws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER MEDICAL INTERVENTIONS, INC.

Date: September 8, 2009	By:	/s/ John W. Kapples
John W. Kapples
Vice President & Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-Laws of the Company.